Exhibit 21.1

COVANTA HOLDING CORPORATION — LIST OF SUBSIDIARIES

Company Name	Jurisdiction of Incorporation
8309 Tujunga Avenue Corp.	California
AC LINES LLC	Delaware
American Commercial Lines Holdings LLC	Delaware
Bal-Sam India Holdings Limited	Mauritius
Burney Mountain Power	California
Capital Compost & Waste Reduction Services, LLC	New York
Capstone Surety Insurance Services, Inc.	California
Central Valley Biomass Holdings, LLC	Delaware
Central Valley Fuels Management Inc.	Delaware
Covanta Abington Transfer Solutions LLC	Delaware
Covanta Alexandria/Arlington, Inc.	Virginia
Covanta ARC Company	Delaware
Covanta ARC Holdings, Inc.	Delaware
Covanta ARC LLC	Delaware
Covanta B-3, LLC	New York
Covanta Babylon, Inc.	New York
Covanta Bangladesh Operating Limited	Bangladesh
Covanta Berkshire Holdings, Inc.	New York
Covanta Berkshire Operations, Inc.	New York
Covanta Bessemer, Inc.	Delaware
Covanta Biofuels, Inc.	Delaware
Covanta Brig Y Cwm Limited	United Kingdom
Covanta Bristol, Inc.	Connecticut
Covanta Burnaby Renewable Energy, Inc.	Quebec
Covanta Capital District II LLC	Delaware
Covanta Capital District LLC	Delaware
Covanta Capital District, L.P.	Delaware
Covanta Company of SEMASS, L.P.	Delaware
Covanta Connecticut (S.E.), LLC	Delaware
Covanta Dade Investments, Inc.	Florida
Covanta Dade Metals Recovery LLC	Florida
Covanta Dade Power Corp	Florida
Covanta Dade Renewable Energy Ltd	Florida
Covanta Delano, Inc.	Delaware
Covanta Delaware Valley II, LLC	Delaware
Covanta Delaware Valley LLC	Delaware
Covanta Delaware Valley, L.P.	Delaware
Covanta Development Company LLC	Delaware
Covanta Durham York Renewable Energy Limited Partnership	Nova Scotia
Covanta Energy (Ireland) Limited	Ireland
Covanta Energy (Thailand) Ltd	Thailand
Covanta Energy (UK) Limited	United Kingdom
Covanta Energy Americas, Inc.	Delaware
Covanta Energy Asia Holdings Ltd.	Mauritius
Covanta Energy Asia Pacific Holdings Limited	China
Covanta Energy Asia Pacific Limited	Hong Kong
Covanta Energy Asia, Inc.	Delaware
Covanta Energy China (Delta) Ltd.	Mauritius
Covanta Energy China (Gamma) Ltd.	Mauritius
Covanta Energy Corporation	Delaware
Covanta Energy Europe, Inc.	Delaware
Covanta Energy Group, Inc.	Delaware
Covanta Energy India (Balaji) Ltd.	Mauritius
Covanta Energy India (CBM) Limited	Mauritius

Covanta Energy India (Samalpatti) Ltd.	Mauritius
Covanta Energy (India) Private Limited	India
Covanta Energy International Investments Limited	Mauritius
Covanta Energy Limited	England
Covanta Energy Marketing LLC	Delaware
Covanta Energy Philippine Holdings, Inc.	Philippines
Covanta Energy Resource Corp.	Delaware
Covanta Energy Services, Inc.	Delaware
Covanta Engineering Services, Inc.	New Jersey
Covanta ES, Inc.	Delaware
Covanta Essex Company	New Jersey
Covanta Essex II, LLC	Delaware
Covanta Essex LLC	Delaware
Covanta Europe Holdings S.a.r.l.	Luxembourg
Covanta Europe Engineering Limited	Ireland
Covanta Europe Operations Limited	Ireland
Covanta Fairfax, Inc.	Virginia
Covanta Five Ltd.	Mauritius
Covanta Four Ltd.	Mauritius
Covanta Frederick/Carroll, Inc.	Maryland
Covanta Funds Administration, Inc.	Delaware
Covanta Gold River Renewable Energy Limited Partnership	Nova Scotia
Covanta Hampton Roads LLC	Virginia
Covanta Harford, Inc.	Maryland
Covanta Harrisburg, Inc.	Delaware
Covanta Haverhill Associates	Massachusetts
Covanta Haverhill Properties, Inc.	Massachusetts
Covanta Haverhill, Inc.	Massachusetts
Covanta Hawaii Energy LLC	Hawaii
Covanta Hempstead Company	New York
Covanta Hempstead II, LLC	Delaware
Covanta Hempstead LLC	Delaware
Covanta Hennepin Energy Resource Co., Limited Partnership	Delaware
Covanta Hillsborough, Inc.	Florida
Covanta Holding Corporation	Delaware
Covanta Holding Limited	United Kingdom
Covanta Honolulu Resource Recovery Venture	Hawaii
Covanta Hudson Valley Renewable Energy LLC	Delaware
Covanta Huntington Limited Partnership	Delaware
Covanta Huntington Resource Recovery One Corp.	Delaware
Covanta Huntington Resource Recovery Seven Corp.	Delaware
Covanta Huntsville, Inc.	Alabama
Covanta Hydro Operations West, Inc.	Delaware
Covanta Ince Park Limited	United Kingdom
Covanta Indianapolis, Inc.	Indiana
Covanta Insurance Holdings Corporation	Delaware
Covanta Italy Holding, S.r.l.	Italy
Covanta Kent, Inc.	Michigan
Covanta Lake Holding Corp.	Delaware
Covanta Lake II, Inc.	Florida
Covanta Lancaster, Inc.	Pennsylvania
Covanta Lee, Inc.	Florida
Covanta Long Beach Renewable Energy Corp.	Delaware
Covanta Long Island, Inc.	Delaware
Covanta MacArthur Renewable Energy, Inc.	New York
Covanta Maine, LLC	Illinois
Covanta Marion Land Corp.	Oregon
Covanta Marion, Inc.	Oregon
Covanta Mauritius O&M Ltd.	Cayman
Covanta Mendota Holdings, Inc.	Delaware

Covanta Mendota, L.P.	California
Covanta Mid-Conn., Inc.	Connecticut
Covanta Montgomery, Inc.	Maryland
Covanta Niagara II, LLC	Delaware
Covanta Niagara LLC	Delaware
Covanta Niagara, L.P.	Delaware
Covanta Oahu Waste Energy Recovery, Inc.	California
Covanta Omega Lease, Inc.	Delaware
Covanta One Ltd.	Mauritius
Covanta Onondaga Five Corp.	Delaware
Covanta Onondaga Four Corp.	Delaware
Covanta Onondaga Limited Partnership	Delaware
Covanta Onondaga Operations, Inc.	Delaware
Covanta Onondaga Three Corp.	Delaware
Covanta Onondaga Two Corp.	Delaware
Covanta Onondaga, Inc.	New York
Covanta Operations of SEMASS II, LLC	Delaware
Covanta Operations of SEMASS LLC	Delaware
Covanta Operations of Union LLC	New Jersey
Covanta OPW Associates, Inc.	Connecticut
Covanta OPWH, Inc.	Delaware
Covanta Otay 3 Company	California
Covanta Palm Beach Renewable Energy LLC	Delaware
Covanta Pasco, Inc.	Florida
Covanta Pinellas, Inc.	Florida
Covanta Pittsfield, LLC	New York
Covanta Plymouth Energy Corp.	Delaware
Covanta Plymouth GP Corp.	Delaware
Covanta Plymouth Investments Corp.	Delaware
Covanta Plymouth Renewable Energy Limited Partnership	Delaware
Covanta Plymouth, Inc.	Delaware
Covanta Power Development of Mauritius, Inc.	Delaware
Covanta Power Development, Inc.	Delaware
Covanta Power International Holdings, Inc.	Delaware
Covanta Power LLC	Delaware
Covanta Power Pacific, Inc.	California
Covanta Power Plant Operations	California
Covanta Projects of Hawaii, Inc.	Hawaii
Covanta Projects of Wallingford, L.P.	Delaware
Covanta Projects, Inc.	Delaware
Covanta Ref-Fuel Finance LLC	Delaware
Covanta Ref-Fuel Holdings LLC	Delaware
Covanta Ref-Fuel II LLC	Delaware
Covanta Ref-Fuel LLC	Delaware
Covanta Ref-Fuel Management II, LLC	Delaware
Covanta Ref-Fuel Management LLC	Delaware
Covanta Renewable Energy Detroit, LLC	Delaware
Covanta Renewable Fuels LLC	Delaware
Covanta Research & Technology, LLC	Delaware
Covanta Rookery South Limited	United Kingdom
Covanta RRS Holdings, Inc.	Delaware
Covanta SBR Associates	Massachusetts
Covanta SECONN LLC	Delaware
Covanta Sustainable Solutions, LLC f/k/a Covanta Secure Services, LLC	Delaware
Covanta SEMASS II, LLC	Delaware
Covanta SEMASS LLC	Delaware
Covanta SEMASS, L.P.	Delaware
Covanta Southeastern Connecticut Company	Connecticut
Covanta Southeastern Connecticut, L.P.	Delaware
Covanta Southeastern Florida Renewable Energy LLC	Delaware

Covanta Springfield, LLC	New York
Covanta Stanislaus, Inc.	California
Covanta Systems, LLC	Delaware
Covanta Three Ltd.	Mauritius
Covanta Two Ltd.	Mauritius
Covanta UK Engineering Limited	United Kingdom
Covanta UK Operations Limited	United Kingdom
Covanta Union, Inc.	New Jersey
Covanta WBH, LLC	Delaware
Covanta Wallingford Associates, Inc.	Connecticut
Covanta Warren Energy Resource Co., Limited Partnership	Delaware
Covanta Warren Holdings I, Inc.	Virginia
Covanta Warren Holdings II, Inc.	California
Covanta Waste to Energy Asia Ltd.	Mauritius
Covanta Waste to Energy Asia Limited	Hong Kong
Covanta Waste to Energy of Italy, Inc.	Delaware
Covanta Waste to Energy, LLC	Delaware
Covanta Water Holdings, Inc.	Delaware
Covanta Water Systems, Inc.	Delaware
Covanta York Renewable Energy LLC	Delaware
Danielson Indemnity Company	Missouri
Danielson Insurance Company	California
Danielson National Insurance Company	California
Danielson Reinsurance Corporation	Missouri
Dublin Waste to Energy (Holdings) Limited	Ireland
Dublin Waste to Energy Limited	Ireland
DSS Environmental, Inc.	New York
ECOvanta, LLC	Delaware
Edison (Bataan) Cogeneration Corporation	Philippines
Enereurope Holdings III, B.V	Netherlands
Generating Resource Recovery Partners L.P.	California
GOA Holdings Limited	Mauritius
Haverhill Power, LLC	Delaware
Hidro Operaciones Don Pedro S.A.	Costa Rica
LMI, Inc. d/b/a Landfill Management, Inc.	Massachusetts
M O’Connor LLC	Delaware
Mount Kisco Transfer Station, Inc.	New York
MSW Energy Erie LLC	Delaware
MSW Energy Finance Co. II, Inc.	Delaware
MSW Energy Finance Co., Inc.	Delaware
MSW Energy Holdings II LLC	Delaware
MSW Energy Holdings LLC	Delaware
MSW Energy Hudson LLC	Delaware
MSW I Sub, LLC	Delaware
Mt. Lassen Power	California
National American Insurance Company of California (d/b/a Contractors Business Resource)	California
New Covanta Lake Holding	Delaware
Ogden Energy (Gulf) Limited	Mauritius
Ogden Energy India (Bakreshwar) Ltd.	Mauritius
Ogden Taiwan Investments Limited	Mauritius
OLMEC Insurance Ltd.	Bermuda
OPI Quezon, LLC	Delaware
Pacific Energy Operating Group, L.P.	California
Pacific Energy Resources Incorporated	California
Pacific Hydropower Company	California
Pacific Oroville Power, Inc.	California
Pacific Recovery Corporation	California
Pacific-Ultrapower Chinese Station	California
Pacific Wood Fuels Company	California
Peabody Monofill Associates, Inc.	Massachusetts

Penstock Power Company	California
Recycling Industries Transfer Station, LLC	New York
SEMASS Partnership	Massachusetts
Taixing Covanta Yanjiang Cogeneration Co Ltd.	China
Thermendota, Inc.	California
TransRiver Canada Incorporated	Nova Scotia
Covanta 4Recovery II, LLC f/k/a TransRiver II, LLC	Delaware
Covanta 4Recovery I, LLC f/k/a TransRiver LLC	Delaware
Covanta 4Recovery, L.P. f/k/a TransRiver Marketing Company, L.P. (d/b/a ARCNET Marketing Company)	Delaware
TransRiver Philadelphia LLC	Delaware
Covanta 4Recovery Portsmouth LLC f/k/a TransRiver Portsmouth LLC	Virginia
Covanta 4Recovery Transfer Systems LLC f/k/a TransRiver Transfer Systems LLC	Delaware
Covanta 4Recovery Waste LLC f/k/a TransRiver Waste LLC	Delaware